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                                                                  EXHIBIT 10.13

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                        HEARTSOFT II 1997 LIMITED PARTNERSHIP

                                ASSUMPTION AGREEMENT

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  THIS AGREEMENT made as of the 30th day of July, 1997

  AMONGST:

         HEARTSOFT II 1997 LIMITED PARTNERSHIP, a limited partnership formed pursuant to the laws of the !Province of Ontario (hereinafter referred to as the "Partnership")

                                                               OF THE FIRST PART

                                        -AND-

         HEARTSOFT INC., a company formed under the laws of the State of Delaware (hereinafter referred to as the "Vendor")

                                                              OF THE SECOND PART

                                        -AND-

         EACH PARTY who has been or from time to time may be accepted as a limited partner in the Partnership, or who is a successor to any such parry (hereinafter individually referred to as a "Limited Partner" and collectively referred to as "the Limited Partners")

                                                              OF THE THIRD PART

WHEREAS the Partnership intends to acquire from the Vendor an undivided 15% interest in and to the HEARTSOFT K:8 LIBRARY, a set of 50 education software programs, pursuant to the terms of a software agreement (the "Software Agreement") dated July 30, 1997;

AND WHEREAS in partial satisfaction of the purchase price for the Computer Programs, the Partnership intends to execute and deliver to the Vendor an acquisition note (the "Acquisition Note") in the maximum principal amount of $1,225,000;

AND WHEREAS the Partnership intends to accept subscriptions for a maximum of 1,750 units (the "Units") in the Partnership;

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Assumption Agreement                                                    Page 2
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AND WHEREAS in partial satisfaction of the purchase price for the Units, each of the Limited Partners has agreed to assume his or her pro rata share of the Acquisition Note;

NOW THEREFORE in consideration of the payment of the sum of One Dollar ($1.00), and other good and valuable consideration, the receipt of which is hereby acknowledged, and of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Each of the Limited Partners hereby irrevocably agrees to pay to the Vendor his or her pro rata share of the Acquisition Note in accordance with its terms.

2. In consideration of the assumption by the Limited Partners of all of the obligations of the Partnership under the Acquisition Note, the Vendor hereby releases and discharges the Partnership from all liability under the Acquisition Note.

3. Each Limited Partner hereby irrevocably directs the Partnership to pay to the Vendor 100% of his or her share of Gross Receipts, as defined in the offering memorandum of the Partnership dated May 30, 1997 (the "Offering Memorandum"), on a quarterly basis, until all of the interest owing under the Acquisition Note is paid in full, and to pay to the Vendor 45% of Distributable Cash (as defined in the Offering Memorandum) until all principal owing under the Acquisition Note is paid in full.

4. The Vendor may not further assign, transfer, pledge, hypothecate, grant a security interest in or otherwise encumber the Acquisition Note or this agreement without the express written consent of the Partnership and each of the Limited Partners, which consent may be unreasonably withheld.

5. In the event that a Limited Partner sells, transfers or assigns his or her units in the Partnership, such Limited Partner shall also be entitled to assign or transfer his or her obligations under the Acquisition Note, provided that:

      (a) such transfer is made in accordance with the terms of the Partnership agreement; and

     (b) the transferee assumes all of the transferor's obligations under the Acquisition Note and this agreement.

6. Nothing contained herein shall be construed as making any Limited Partner liable to the Vendor for any amount greater than such Limited Partner's pro rata share of the Acquisition Note, nor as releasing or limiting the liability of the Partnership from any other liabilities to the Vendor under the Software Agreement.

7. This agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and other legal representatives, successors and assigns.

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Assumption Agreement                                                    Page 3
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8.   This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein, and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

9. This agreement may be executed In two or more counterparts, with the same effect as If all parties hereto had signed the same document- This agreement may also be adopted In any subscription forms, transfer and assignment form or similar instruments signed by a Limited Partner or his attorney, with the same effect as if such Limited Partner had executed a counterpart of this agreement. All counterparts and adopting instruments shall be construed together 2nd shall constitute one and the same agreement.

IN WITNESS WHEREOF this agreement has been executed as of the date and year first above written.

                                    HEARTSOFT 111997 LIMITED PARTNERSHIP, BY ITS
                                    GENERAL PARTNER,
                                    CVI LP MANAGEMENT INC.

                              Per:  /s/ Greg Coleman
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                                    Greg Coleman - President



                                    HEARTSOFT INC.

                                    Per: /s/ Benjamin Shell
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Signature of Witness                Signature of Limited Partner

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Name of Witness                     Name of Limited Partner